Exhibit 10.8

Company  Name:                 S.CAM  CO.,  LTD.
MS  Agreement  Number:         5138870179
Effective  Date:               AUGUST  1,  2005
Expiration  Date:              DECEMBER  31,  2017

                WINDOWS MEDIA COMPONENTS FINAL PRODUCT AGREEMENT


This WINDOWS MEDIA FORMAT COMPONENTS DISTRIBUTION LICENSE ("Agreement") is entered into between Microsoft Licensing, GP ("MS") and the company identified below ("Company") as of the Effective Date.

This  Agreement  consists  of  the  following:

-     this  Signature  Page
-     Product  and  Royalty  Schedule  for  Final  Products for Embedded Systems
-     Product  and  Royalty  Schedule  for  Final  Products  for  PC  Software
-     Company  Subsidiary  Schedule
-     PDDRM  Restrictions  Schedule
-     Third  Party  Brand  Names  and  Trademark  Schedule
-     Addresses  Schedule
-     General  Terms  and  Conditions

Provided that, as of the Effective Date of this Agreement, Company has complied with all terms and conditions, including payment, under the Windows Media Format Components Distribution Agreement dated May 1, 2004 between Company and MS, MS Contract No. 5137560046 ("Prior Agreement"), then as of the Effective Date of this Agreement, (i) the Prior Agreement shall be deemed terminated; and (ii) Company shall deliver final royalty reports(s) under the Prior Agreements to MS within thirty (30) days of the Effective date.

By Signing Below, Company represents and warrants that the information Company provides below and on each of the attached forms is accurate, and that the Company has read and understood, and will act in accordance with, all of the terms set forth in the attached documents.

MICROSOFT  LICENSING,  GP     S.CAM  CO,  LTD.

A  general partnership organized under the law of:     A company organized under
the  laws  of:
The  State  of  Nevada,  U.S.A.     Korea,  Rep.  of



By:    \s\  Brian  Russell          By:    \s\  Bon  Kwan  Koo
       --------------------------          ---------------------
       (signature)                         (signature)

Name:  Brian  Russell               Name:  Bon  Kwan  Koo
       --------------------------          ---------------------
       (printed)                           (printed)

Title: OEM  Accounting  Manager     Title: CEO
       --------------------------          ---------------------
       (printed)                           (printed)

Date:  AUG  23  2005                Date:  16.AUG.2005
       --------------------------          ---------------------



                           CONFIDENTIAL & PROPRIETARY
     12/20/04  Windows  Media  Components  Final  Product  Agreement

                                                                     Form 2.8.10
LCA     Document  Tracking  Number:  5138870179-2

                          PRODUCT AND ROYALTY SCHEDULE
                  WINDOWS  MEDIA TECHNOLOGY FOR FINAL PRODUCTS
                            EMBEDDED SYSTEM TABLE***

                          ROYALTY PER UNIT          ANNUAL FEE FOR ALL
                          FOR EACH FINAL PRODUCT    FINAL PRODUCTS
                          CONTAINING THE            CONTAINING THE
LICENSED TECHNOLOGY       APPLICABLE LICENSED       APPLICABLE LICENSED
COMPONENT NAME AND        TECHNOLOGY COMPONENT      TECHNOLOGY COMPONENT    ROYALTY FREE*
VERSION                   US$                       US$                     US$
------------------------  ------------------------  ----------------------  ---------------
1. Microsoft  Windows
Media  with Embedded      $                  0.10   $          400,000.00   $         0.00
Audio Decode
Technology**                           (F44-00034)             (F44-00033)      (F44-00035)
------------------------  ------------------------  ----------------------  ---------------
2. Microsoft  Windows
Media  with Embedded      $                  0.20   $          800,000.00   $         0.00
Audio Encode
Technology**                           (F44-00037)             (F44-00036)      (F44-00038)
------------------------  ------------------------  ----------------------  ---------------
3. Microsoft  Windows
Media  with Embedded      $                  0.25   $        1,000,000.00   $         0.00
 Audio Decode and Encode
Technology**                           (F44-00108)             (F44-00106)      (F44-00107)
------------------------  ------------------------  ----------------------  ---------------
4. Microsoft  Windows
Media  with Embedded      $                  0.10   $          400,000.00   $         0.00
Video Decode
Technology**                           (F44-00040)             (F44-00039)      (F44-00041)
------------------------  ------------------------  ----------------------  ---------------
5. Microsoft  Windows
Media  with Embedded      $                  0.20   $          800,000.00   $         0.00
Video Encode
Technology**                           (F44-00043)             (F44-00042)      (F44-00044)
------------------------  ------------------------  ----------------------  ---------------
6. Microsoft  Windows
Media  with Embedded      $                  0.25   $        1,000,000.00   $         0.00
Video Decode and
Encode**                               (F44-00111)             (F44-00109)      (F44-00110)
------------------------  ------------------------  ----------------------  ---------------
7. Microsoft  Windows
Media  Embedded           $                  0.25   $        1,000,000.00   $         0.00
Network Read Technology
                                       (F44-00046)             (F44-00045)      (F44-00047)
                          ------------------------  ----------------------  ---------------
8. Microsoft  Windows
Media  with Embedded      $                  0.10   $          400,000.00   $         0.00
HDCD  Technology
                                       (F44-00030)             (F44-00057)      (F44-00058)
                          ------------------------  ----------------------  ---------------
9. Microsoft  Windows
Media  Embedded           $                  0.00
ASFRead Technolgy
                                       (F44-00096)  N/A                     N/A
                          ------------------------  ----------------------  ---------------
10. Microsoft  Windows
Media  Embedded           $                  0.00
ASFWrite Technology
                                       (F44-00105)  N/A                     N/A
                          ------------------------  ----------------------  ---------------
11. Microsoft  Windows
Media  Portable Device    $                  0.00
DRM Technology for
Embedded Systems                       (F44-00112)  N/A                     N/A
------------------------  ------------------------  ----------------------  ---------------
12. Microsoft  Windows
Media  with Embedded      $                  0.20   $          800,000.00   $         0.00
Pro And Lossless Audio
Decode                                 (F44-00074)             (F44-00078)      (F44-00070)
------------------------  ------------------------  ----------------------  ---------------




                                        2
                           CONFIDENTIAL & PROPRIETARY

LCA     Windows  Media Components Final Product Agreement, # 5138870179-2, dated
                          August  1,  2005,  between  MS  and  S.CAM  Co.,  Ltd.

Numbers listed above in parenthesis are licensed Technology Product Numbers. Localized versions of the Licensed Technology components are licensed on an "if and as available" basis.

* Company shall use the applicable "Royalty Free" Licensed Technology Product Numbers listed in the fourth column above if, and only if, one of the following is true: (a) the Final Product was created by Company using an Interim Product obtained from an Microsoft Windows Media Licensee who has executed a current and valid Microsoft Integrated Circuit OEM License Agreement for Embedded Windows Media Technology with an effective date prior to February 2, 2003 with MS and who is shipping and paying royalties for such Interim Products under such agreement; or (b) the Final Product is an "Embedded" version designed to operate on an embedded version of Microsoft's Windows operating systems. Additionally, Company shall use the "Royalty Free" Licensed Technology Product Numbers listed in the fourth column above for the Microsoft Windows Media Video Decoder and/or Encoder technology portions of any Final Product distributed by Company under this Agreement between January 1, 2004 and December 31, 2004; provided however that Company shall use the applicable royalty bearing Licensed Technology Product Numbers for any other Microsoft Windows Media Technologies contained in such Final Products.

** These Licensed Technology Product Numbers contain the ASF Reader and/or ASF Write components of the Licensed Technology and are subject to the requirements of this Agreement, including but not limited to Section 4.2.

*** References above to "Embedded" versions of the Licensed Technology mean that the applicable Licensed Technology component is used in a manner other than as PC Software as defined on the Product and Royalty Schedule for Final Products for PC Software. "Embedded" versions of the Licensed Technology include, without limitation, uses of the Licensed Technology in low power devices (such as cellular phones, handheld Internet appliances, and personal digital assistants), closed systems for which limited-to-no third party software is available, video game consoles, computer servers, digital cameras and camcorders, professional encoders, professional decoders, set top boxes, routers and other networking devices, televisions, portable digital music players, and consumer electronic devices such as audio receivers and DVD players.


























                                        3
                           CONFIDENTIAL & PROPRIETARY

LCA     Windows  Media Components Final Product Agreement, # 5138870179-2, dated
                          August  1,  2005,  between  MS  and  S.CAM  Co.,  Ltd.

                          PRODUCT AND ROYALTY SCHEDULE
                  WINDOWS  MEDIA TECHNOLOGY FOR FINAL PRODUCTS
                              PC SOFTWARE TABLE****

                          ROYALTY PER UNIT          ANNUAL FEE FOR ALL
                          FOR EACH FINAL PRODUCT    FINAL PRODUCTS
                          CONTAINING THE            CONTAINING THE
LICENSED TECHNOLOGY       APPLICABLE LICENSED       APPLICABLE LICENSED
COMPONENT NAME AND        TECHNOLOGY COMPONENT      TECHNOLOGY COMPONENT    ROYALTY FREE*
VERSION                   US$                       US$                     US$
------------------------  ------------------------  ----------------------  ---------------
1. Microsoft  Windows
Media  Audio Decode       $                  0.10   $          400,000.00   $         0.00
Technology For PC
Software**                             (S10-00016)             (S10-00024)      (S10-00008)
------------------------  ------------------------  ----------------------  ---------------
2. Microsoft  Windows
Media  Audio Encode       $                  0.20   $          800,000.00   $         0.00
Technology For PC
Software**                             (S10-00015)             (S10-00023)      (S10-00007)
------------------------  ------------------------  ----------------------  ---------------
3. Microsoft  Windows
Media  Audio Decode and   $                  0.25   $        1,000,000.00   $         0.00
Encode Technology For PC
Software**                             (S10-00014)             (S10-00022)      (S10-00006)
------------------------  ------------------------  ----------------------  ---------------
4. Microsoft  Windows
Media  Video Decode       $                  0.10   $          400,000.00   $         0.00
Technology For PC
Software**                             (S10-00013)             (S10-00021)      (S10-00005)
------------------------  ------------------------  ----------------------  ---------------
5. Microsoft  Windows
Media  Video Encode       $                  0.20   $          800,000.00   $         0.00
Technology For PC
Software**                             (S10-00012)             (S10-00020)      (S10-00004)
------------------------  ------------------------  ----------------------  ---------------
6. Microsoft  Windows
Media  Video Decode and   $                  0.25   $        1,000,000.00   $         0.00
Encode For PC Software**
                                       (S10-00011)             (S10-00019)      (S10-00003)
                          ------------------------  ----------------------  ---------------
7. Microsoft  Windows
Media  Embedded           $                  0.25   $        1,000,000.00   $         0.00
Network Read Technology
                                       (S10-00010)             (S10-00018)      (S10-00002)
                          ------------------------  ----------------------  ---------------
8. Microsoft  Windows
Media  with Embedded      $                  0.10   $          400,000.00   $         0.00
HDCD  Technology For
PC Software                            (S10-00009)             (S10-00017)      (S10-00001)
------------------------  ------------------------  ----------------------  ---------------
9. Microsoft  Windows
Media  Embedded           $                  0.00
ASFRead Technolgy
                                       (S10-00025)  N/A                     N/A
                          ------------------------  ----------------------  ---------------
10. Microsoft  Windows
Media  Embedded           $                  0.00
ASFWrite Technology
                                       (S10-00026)  N/A                     N/A
                          ------------------------  ----------------------  ---------------
11. Microsoft  Windows
Media  with Embedded      $                  0.20   $          800,000.00   $         0.00
Pro And Lossless Audio
Decode                                 (S10-00027)             (S10-00029)      (S10-00028)
------------------------  ------------------------  ----------------------  ---------------

Numbers Listed above in parenthesis are Licensed Technology Product Numbers. Localized versions of the Licensed Technology components are licensed on an "if and as available" basis.

* Company shall use the applicable "Royalty Free" Licensed Technology Product Numbers listed in the fourth column above if, and only if, one of the following is true: (a) the Final Product was created by Company using an Interim Product obtained from an Microsoft Windows Media Licensee who has executed a current and valid Microsoft Integrated Circuit OEM License Agreement for Embedded Windows Media

                                        4
                           CONFIDENTIAL & PROPRIETARY

LCA     Windows  Media Components Final Product Agreement, # 5138870179-2, dated
                          August  1,  2005,  between  MS  and  S.CAM  Co.,  Ltd.

Technology with an effective date prior to February 2, 2003 with MS and who is shipping and paying royalties for such Interim Products under such agreement; or
(b) the Final Product is a "PC Software" version designed to operate on an embedded version of Microsoft's Windows operating systems. Additionally, Company shall use the "Royalty Free" Licensed Technology Product Numbers listed in the fourth column above for the Microsoft Windows Media Video Decoder and/or Encoder technology portions of any Final Product distributed by Company under this Agreement between January 1, 2004 and December 31, 2004 as set forth in
Section 5.1; provided however that Company shall use the applicable royalty bearing Licensed Technology Product Numbers for any other Microsoft Windows Media Technologies contained in such Final Products.

** These Licensed Technology Product Numbers contain the ASF Reader and/or ASF Write components of the Licensed Technology and are subject to the requirements of this Agreement, including but not limited to Section 4.2.

**** References above to "PC Software" versions of the Licensed Technology mean that the applicable Licensed Technology component is used as software for a general purpose personal computer (including laptop, tablet, or desktop), which general purpose personal computer both (i) is designed and marketed for operating a wide variety of productivity, entertainment, and/or other software applications from unrelated third party software vendors; and (ii) runs a general purpose consumer operating system such as Apple Macintosh OS X, or consumer versions of the Linux operating system, but not versions of such operating systems designed for computer servers or embedded systems, such as MontaVista Linux Consumer Electronics Edition.


































                                        5
                           CONFIDENTIAL & PROPRIETARY

LCA     Windows  Media Components Final Product Agreement, # 5138870179-2, dated
                          August  1,  2005,  between  MS  and  S.CAM  Co.,  Ltd.

                           COMPANY SUBSIDIARY SCHEDULE

MS and Company authorized each Affiliate of Company listed below ("Company Subsidiaries") to exercise rights granted to Company under this Agreement. By completing this Schedule, Company agrees to the Additional Provisions set forth below.
Additional Company Subsidiaries may be added only by amendment of this Schedule.


                              ADDITIONAL PROVISIONS
                              ---------------------

(a) Company Subsidiaries added to this Agreement after the Effective Date may not exercise any rights or receive any Confidential Information from Company under this Agreement until thirty (30) days after it has delivered to MS in writing at the addresses set forth in the Addresses Schedule, a signed Company Subsidiary Agreement in the form indicated in Attachment 1 hereto.

(b) Each company Subsidiary's exercise of rights under this Agreement shall be subject to all terms and conditions set forth in the Agreement.

(c) Company shall make consolidated royalty reports and payments on behalf of Company and each Company Subsidiary. Upon MS' request, Company shall provide royalty reports that specify information by Company and each Company Subsidiary.

(d) MS may suspend, cancel or terminate this Agreement if Company or any Company Subsidiary fails to comply with any provision of this Agreement, or any other Windows Media agreement between Company or any Company Subsidiary and Microsoft.

(e) Company irrevocably and unconditionally guarantees the compliance of each Company Subsidiary with this Agreement, and shall be jointly and severally liable with each Company Subsidiary for breach of this Agreement.

(f) All remedies available to MS, including the ability to obtain injunctive relief, shall apply to Company Subsidiaries. Company shall assist MS in enforcing its rights and remedies against Company Subsidiaries.

























                                        6
                           CONFIDENTIAL & PROPRIETARY

LCA     Windows  Media Components Final Product Agreement, # 5138870179-2, dated
                          August  1,  2005,  between  MS  and  S.CAM  Co.,  Ltd.

                   ATTACHMENT 1 TO COMPANY SUBSIDIARY SCHEDULE

                      (SAMPLE COMPANY SUBSIDIARY AGREEMENT)

--------------------------------------------------------------------------------
[To  be  printed  on  each  Company  Subsidiary's  Letterhead]

<<INSERT  DATE  THIS  LETTER  IS  EXECUTED  BY  COMPANY  SUBSIDIARY>>

Microsoft  Licensing,  GP
6100  Neil  Road
Reno,  NV  89511
Attn:  OEM  Contracts

To  Whom  It  May  Concern:

     For good and valuable consideration <<INSERT COMPANY SUBSIDIARY NAME>>, a corporation of <<INSERT COMPANY SUBSIDIARY STATE OR COUNTRY OF INCORPORATION>> ("Company Subsidiary") hereby covenants and agrees with Microsoft Licensing, GP, a Nevada U.S.A. general partnership ("Microsoft") that Company Subsidiary will comply with all obligations of <<INSERT COMPANY NAME>>, a corporation of
<<INSERT  COMPANY INCORPORATION DATA>> ("Company") pursuant to the Windows Media
Components Final Product Agreement, dated <<INSERT AGREEMENT EFFECTIVE DATE>> between Company and Microsoft ("Agreement").

     Company Subsidiary acknowledges that its agreement herein is a condition for Company Subsidiary to exercise any of the rights pursuant to the terms of the Agreement. Company Subsidiary shall be jointly and severally liable to Microsoft, Microsoft Corporation, and their suppliers for all obligations related to Company Subsidiary's exercise of license rights or receipt of Confidential Information under the Agreement.

     Capitalized terms used herein and not otherwise defined shall have the same meaning as in the Agreement.

     IN WITNESS WHEREOF, Company Subsidiary has executed this letter as of the date specified above. Company Subsidiary agrees to comply with all terms of the Agreement just as if Company Subsidiary had executed the Agreement directly.
All  signed  copies  of  this  letter  shall  be  deemed  originals.


                              <<INSERT  COMPANY  SUBSIDIARY  NAME>>


                              <<Signature>>


                              <<Name and Title of Signatory (printed or typed)>>
--------------------------------------------------------------------------------










                                        7
                           CONFIDENTIAL & PROPRIETARY

LCA     Windows  Media Components Final Product Agreement, # 5138870179-2, dated
                          August  1,  2005,  between  MS  and  S.CAM  Co.,  Ltd.

                           PDDRM RESTRICTIONS SCHEDULE

(1) Capitalized Terms set forth in this PDDRM Restriction Schedule are defined in the General Terms and Conditions, except as otherwise set forth below:

     1.1 "ADVANCED SYSTEMS FORMAT" or "ASF" means the current version of the extensible file storage format developed by of for MS or MSCORP for authoring, editing, archiving, distributing, streaming, playing, referencing, or otherwise manipulate Content, as used by the Windows Media technologies.

     1.2 "ASF CONTENT" means Content contained within ASF and optionally protected with DRM.

     1.3 "CONVERT" means to remove the DRM protection from a Content file in a Windows Media Format ("ASF Content") for any purpose not explicitly authorized by the DRM Flags of the license for that content, including but not limited to writing that unprotected DRM content to disk or to a network.

     1.4 "DRM" means MS/MSCORP'S digital rights management system that enables creation and enforcement of business rules and license-based restrictions for Content.

     1.5 "DRM FLAG(S)" means the flag(s) describing license condition(s) for, and set by the creator or authorized licensor of, ASF Content protected with DRM as more fully described herein.

     1.6  "EMBEDDED  SYSTEM"  means  Company's  Final  Product(s).

     1.7 "MATERIAL SECURITY PROBLEM" means a security breach in DRM, or a security breach attributable to Company or to any Embedded System that is a violation of the General Terms and Conditions of this Agreement or any of the terms of this PDDRM Restrictions Schedule, or which otherwise defeats in any way the protective settings in the DRM Flags in licenses for ASF Content.

     1.8 "PDDRM"or "PORTABLE DEVICE DIGITAL RIGHTS MANAGEMENT" means a component of the Licensed Technology that enables, in accordance with this Schedule, an Embedded System to use the portions of the Licensed Technology that manipulate ASF Content protected by DRM.

     1.9 "PROTECTED CONTENT" means Content contained within ASF and explicitly protected with DRM.

     1.10 "STORAGE MEDIA" means any standalone or removable media device or card that can store Content including but not limited to flash-card, CD (including, without limitation, CD-R or CD-RW) or DVD (including, without limitation, DVD-RAM).

     1.11 "TRANSCRIPTION" means the transformation of Content protection from DRM to an alternate form of digital rights management. This would be accomplished by extracting Protected Content from DRM into unprotected form, then transforming this Unprotected Content into the new protected from defined for the alternate digital rights management.

     1.12 "UNPROTECTED CONTENT" means Content contained within ASF and not protected with DRM.

(2) If the Embedded Systems reads ASF Content protected with PDDRM, it must adhere to the rights provided by the associated PDDRM license as defined in the table below. Where allowed by these rights, the Embedded System may play unencrypted uncompressed Content to analog audio outputs for speakers or earphones.

BIT-BASED  RIGHTS  FOR  PD-DRM
------------------------------
Bit   Right              Settings
----  -----------------  ------------------------------------------------------------------------
                         1  Allow playback on a portable device that is not SDMI compliant
0x2   CHECK_NONSDMI_LIC  0  Do not allow playback on a portable device that is not SDMI Compliant
----  -----------------  ------------------------------------------------------------------------
                         1  Allow playback only on SDMI compliant portable device
0x10  CHECK_SDMI_LIC     0  Do not allow playback only on SDMI compliant portable device
----  -----------------  ------------------------------------------------------------------------

(3) Company will implement a serial number on each Embedded System. The serial number must be a minimum of 16 digits long and must be unique for each device. The Embedded System design must include this serial number in all PDDRM software interfaces which allow or require a serial number. This serial number must be implemented in such a way that it (i) reliably associates the same unique value with the same physical device, (ii) is not associated with field-replaceable hardware such that the serial number could be altered by swapping a hardware component, and (iii) cannot be altered by the end user. This serial number may be based on a unique per-device hardware identification number embedded in specific hardware on the device, such as an internal memory chip or a processor, provided that the resulting serial number meets the requirements specified above. If Company chooses to implement a serial number that is not directly embedded in hardware, the Embedded System design must generate a unique serial number for each device, persistently store the uniquely generated serial number and prevent the stored number from being altered by the end user. For the purposes of this Agreement, a serial number will be considered unique if the chance of another device sharing the same number can be shown to be less than 1 in 10,000.

(4) The Embedded System will not allow Protected Content to be stored in unprotected from on a hard disk, long term memory, or other Storage Media.

                                        8
                           CONFIDENTIAL & PROPRIETARY

LCA     Windows  Media Components Final Product Agreement, # 5138870179-2, dated
                          August  1,  2005,  between  MS  and  S.CAM  Co.,  Ltd.

(5) Company may utilize digital rights management technologies other than MS/MSCORP's, provided, however, that the Embedded System will not allow Transcription of Protected Content from PDDRM into another form of digital rights management.

(6) The Embedded System will provide no means (including but not limited to programming APIs, end-user selectable options, or purposeful or accidental placement of debugging or testing information in the Embedded Systems) for the enablement or disablement of the intended PDDRM functionality.

(7) Failure of an Embedded System, as distributed by Company, to abide by the rights issued in the ASF Content license constitutes a material violation of this Agreement.

(8) MS and/or MSCORP may, during the Term, enhance the DRM features of the Licensed Technology, to eliminate potential security breaches and/or enhance PDDRM features (including ease of use) with respect to PDDRM-protected ASF Content. Company acknowledges that MS and/or MSCORP will provide those users who are ASF Content providers using various Windows Media rights management applications with the ability to set the minimum revision level (or minimum security level) for compatibility of PDDRM-protected ASF Content, and that Embedded Systems created using older versions of the Licensed Technology may not be fully compatible with such future ASF Content. MS will sue commercially reasonable efforts to: (i) provide Company with updates to PDDRM that correct security breaches, though such updates may require Company to agree to additional or alternative terms and conditions that that set forth in this Agreement; and (ii) notify Company of any actual security breaches in PDDRM which in MS' sole and reasonable judgment would affect the Embedded System.

(9) Notwithstanding anything to the contrary in the General Terms and Conditions of this Agreement or this PDDRM Restrictions Schedule, if MS provides Company with updates or Supplemental Code to the Licensed Technology which correct actual or potential security breaches, Company will use commercially reasonable efforts to incorporate and/or make available to users of the Embedded Systems, through reasonable means (such as availability on a company web site), such updates or Supplemental Code of the Licensed Technology as part of and/or as updates or Supplemental Code to such Licensed Technology. Company shall provide such updates or Supplemental Code to users within a commercially reasonable period of time (determined by the nature of such updates or Supplemental Code, but in no event more than ninety days from the date Company received such updates or Supplemental Code). Such updates or supplemental Code may require
Company to agree to additional terms and conditions. If Company does not make available to users of the Embedded Systems the necessary updates released by MS, Company must immediately take reasonable efforts (such as Company website posting or registered customers mailing) to make existing users aware that new content may no longer be playable on the device operated by the Embedded System due to the Company's decision.

(10) Notwithstanding any provision of this Agreement, if Company intentionally or negligently fails to correct any Material Security Problem(s) and MS has provided Company with two (2) business days notice of such Material Security Problem and has delivered any appropriate PDDRM updates to Company with respect to such security problem as of such notice, then MS or its authorized licensee or agent may, upon written notice at any time, terminate this Agreement.

(11) Company will use commercially reasonable efforts to design Embedded Systems to prevent users from tampering with the Licensed Technology or PDDRM. Further, Company will not use incorporate, or allow the execution of or enable any other software that modifies the behavior of the Embedded System in a manner which causes it to violate the conditions of this Schedule.

(12) Upon the availability of a Windows Media DRM compliance program, Company will use commercially reasonable efforts to meet compliance requirements in ninety (90) days from the date Company received such information from MS for the shipment of all new products. At the option of Company, Company can meet compliance requirements for all existing products supporting DRM features using commercially reasonable means (such as firmware updates) during the same time period.



















                                        9
                           CONFIDENTIAL & PROPRIETARY

LCA     Windows  Media Components Final Product Agreement, # 5138870179-2, dated
                          August  1,  2005,  between  MS  and  S.CAM  Co.,  Ltd.

                                     ------
                 THIRD PARTY BRAND NAMES AND TRADEMARKS SCHEDULE
                 -----------------------------------------------

Notwithstanding  anything  to  the  contrary  contained  in the Agreement, Final
Products distributed by Company or its Channel Entities may be marketed, licensed, or distributed by a third party under brand names and trademarks which do not include Company's name, provided that such third party brand names, trademarks and model names used for such and Final Products are listed below.

Company's royalty report shall include a separate reporting of the number of units of each Final Product distributed under each third party brand name or trademark.

Licensed Technology                                                    Model Name Used by Third
Component Name and Version  Brand Names & Trademarks  Final Product    Party
--------------------------  ------------------------  ---------------  ------------------------
1.  WMA Decode v9
2.  PDDRM                   SORELL                    SF3500, SF4000,  SF3500, SF4000
--------------------------  ------------------------  ---------------  ------------------------
1.  WMA Decode v9
2.  ASF Read Technology
3.  WMV Decode v9           SORELL                    SV-15            SV15
--------------------------  ------------------------  ---------------  ------------------------

Prior to any marketing or distribution by Company or its Channel Entities of Final Products under any third party brand name or trademark not listed on this Third Party Brand Names and Trademarks Schedule, Company shall notify its Account Manager of any third party brand name or trademark that it proposes to add to this Third Party Brand Names and Trademarks Schedule. Provided the parties reach agreement regarding the third party brand name or trademark, (1) Company and MS shall execute an amendment to add such third party brand name or trademark to this Third Party Brand Names and Trademarks Schedule; and (2) Company shall inform the owner of such third party brand that it will need to execute a separate Plays Windows Media Logo License agreement with MSCORP prior to the distribution of any Company Product. Company hereby acknowledges and agrees that MS reserves the right to reject a proposed third party name or trademark and/or to execute a direct distribution license with the owner of such proposed third party name or trademark.























                                       10
                           CONFIDENTIAL & PROPRIETARY

LCA     Windows  Media Components Final Product Agreement, # 5138870179-2, dated
                          August  1,  2005,  between  MS  and  S.CAM  Co.,  Ltd.

                               ADDRESSES SCHEDULE
                              SHIPPING AND BILLING


COMPANY  "SHIP  TO"  ADDRESS        COMPANY  BILLING  ADDRESS
----------------------------------  ----------------------------------
COMPANY Name                        COMPANY Name

Seong Ju, Yoon                      Seong Ju, Yoon
Marketing Manager                   Marketing Manager
S.CAM Co., LTD.                     S.CAM Co., LTD.
#303, Gyenggi Venture bldg. 1017    #303, Gyenggi Venture bldg. 1017
Ingae-dong, Paldal-gu, Suwon-city,  Ingae-dong, Paldal-gu, Suwon-city,
GYEONGGI-DO, 442-833                GYEONGGI-DO, 442-833
KOREA, REP. OF                      KOREA, REP. OF

Telephone:  +82-31-223-4664         Telephone:  +82-31-223-4664
Fax:  +82-31-223-4795               Fax:  +82-31-223-4795
E-mail: mktg@sorell.co.kr           E-mail: mktg@sorell.co.kr
----------------------------------  ----------------------------------

COMPANY'S  TECHNICAL SUPPORT PHONE NUMBER FOR EMBEDDED SYSTEMS CUSTOMERS AND END
USERS:  +82-31-233-4664

                              PAYMENT AND REPORTING

SEND REPORTS VIA EMAIL TO:     SEND PAYMENTS VIA WIRE TRANSFER ONLY TO:
-----------------------------  -------------------------------------------
Microsoft Licensing, GP        Microsoft Licensing, GP c/o
OEM Accounting Services        Bank of America
Email: WMReport@MICROSOFT.COM  1401 Elm Street
                               Dallas, TX
                               USA
                               ABA# 11100001-2
                               SWIFT Code: BOFAUS3N
                               Account # 3750891058
-----------------------------  -------------------------------------------
                               COMPANY SHALL INCLUDE APPLICABLE MS INVOICE
                               NUMBER(S) ON ALL PAYMENTS.
                               -------------------------------------------

Or  to such other address or account as MS may specificy from time to time.

COMPANY  ROYALTY  REPORT  SUBMITTER  ADDRESS
--------------------------------------------
Seong  Ju,  Yoon
Marketing  Manager
S.CAM  Co.,  LTD.
#303,  Gyenggi  Venture  bldg.  1017
Ingae-dong,  Paldal-gu,  Suwon-city,
GYEONGGI-DO,  442-833
KOREA,  REP.  OF

Telephone:  +82-31-223-4664
Fax:  +82-31-223-4795
E-mail:  mktg@sorell.co.kr
--------------------------------------------




                                       11
                           CONFIDENTIAL & PROPRIETARY

LCA     Windows  Media Components Final Product Agreement, # 5138870179-2, dated
                          August  1,  2005,  between  MS  and  S.CAM  Co.,  Ltd.

                                 GENERAL NOTICES

     Any Written notices related to this Agreement must eb addressed to the contact and locations outlined below, or such other addresses as either party may hereafter specify in writing.


COMPANY  INFORMATION                         MS  INFORMATION
-------------------------------------------  ------------------------------
Seong Ju, Yoon                               Microsoft Licensing , GP
Marketing Manager                            6100 Niel Road
S.CAM Co., LTD.                              Reno, NV 89511-1132
#303, Gyenggi Venture bldg. 1017             USA
Ingae-dong, Paldal-gu, Suwon-city,           Attention: General Manager
GYEONGGI-DO, 442-833                         Phone Number: (1) 775-823-5600
KOREA, REP. OF                               Fax Number: (1) 775-826-0531

Telephone:  +82-31-223-4664
Fax:  +82-31-223-4795
E-mail: mktg@sorell.co.kr
-------------------------------------------  ------------------------------
Copies of all Company GENERAL NOTICES        With an additional Copy to:
shall be sent to:

Microsoft Corporation                        Microsoft Corporation
One Microsoft Way                            One Microsoft Way
Redmond, Washington USA 98052                Redmond, Washington USA 98052
Attention: Law and Corporate Affairs         Attention: DMD Licensing
Re: Microsoft Licensing, GP - OEM ESG Sales  Re: Windows Media Technology
-------------------------------------------  ------------------------------












WINDOWS MEDIA NOTICES

Microsoft  Corporation
One  Microsoft  Way
Redmond,  Washington  USA  98052-6399
Attention:  DMD  Licensing
Re:  Windows  Media  Technology

With  an  additional  copy  emailed  to:

WMLA@microsoft.com













                                       12
                           CONFIDENTIAL & PROPRIETARY

LCA     Windows  Media Components Final Product Agreement, # 5138870179-2, dated
                          August  1,  2005,  between  MS  and  S.CAM  Co.,  Ltd.